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                                      FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC 20549



                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 14, 1998
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                           COMMISSION FILE NUMBER 0-230 17
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                                CHOICETEL CORPORATION
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       MINNESOTA                                              41-1649949
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(STATE OF JURISDICTION OR                                IRS EMPLOYER ID NO.
INCORPORATION OF ORGANIZATION)

          9724 10TH AVE. NORTH, PLYMOUTH, MN                    55441
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  612-544-1260
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:

99   Audited Financial Statements of Edward Stevens Corporation and Drake
Telephone, Inc. acquired by ChoiceTel Communications on June 30, 1998.

                                     SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHOICETEL COMMUNICATIONS, INC.
                              (Registrant)

Dated: September 14, 1998     By \s\  Jack S. Kohler
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                                      Jack S. Kohler
                                      Vice President and Chief Financial Officer